FINANCIAL GUARANTY INSURANCE COMPANY

Interim Financial Statements

March 31, 2003

(Unaudited)

FINANCIAL GUARANTY INSURANCE COMPANY

Interim Financial Statements

March 31, 2003 and 2002

(Unaudited)

Table of Contents

Balance Sheets Statements of Income Statements of Cash Flows Notes to Interim Financial Statements (Unaudited)	Page 2 3 4 5

FINANCIAL GUARANTY INSURANCE COMPANY

Balance Sheets

March 31, 2003 and December 31, 2002

(Dollars in thousands)

                                                                         March 31,     December 31,
                         Assets                                             2003           2002
                                                                       -------------------------------
                                                                                       (Unaudited)
Fixed maturity securities, available-for-sale, at fair value
   (amortized cost of $2,729,952 in 2003 and $2,714,016 in 2002)   $     2,760,318       2,795,382
Preferred stock, available-for-sale, at fair value
   (cost of $30,598 in 2003 and $30,598 in 2002)                            30,506          30,090
Short-term investments, at cost, which approximates fair value             211,530          43,144
Cash                                                                         6,355           7,260
Accrued investment income                                                   33,960          33,077
Receivable for securities sold                                              14,632             991
Reinsurance receivable                                                       8,064           8,371
Deferred policy acquisition costs                                           73,050          71,350
Property, plant, and equipment net of accumulated
   depreciation of $8,269 in 2003 and $8,266 in 2002                           372             375
Prepaid reinsurance premiums                                               124,972         129,958
Prepaid expenses and other assets                                            7,563           7,799
                                                                       -------------------------------
           Total assets                                            $     3,271,322       3,127,797
                                                                       ===============================
          Liabilities and Stockholder's Equity

Liabilities:
   Unearned premiums                                               $       693,178         683,532
   Losses and loss adjustment expenses                                      44,571          47,868
   Ceded reinsurance payable                                                   511           2,239
   Accounts payable and accrued expenses                                    17,632          11,858
   Payable for securities purchased                                        107,078           5,333
   Current federal income taxes payable                                    112,140          97,477
   Deferred federal income taxes payable                                    74,595          90,595
                                                                       -------------------------------
           Total liabilities                                             1,049,705         938,902
                                                                       -------------------------------
Stockholder's equity:
   Common stock, par value $1,500 per share at March
   31, 2003 and 2002:
         authorized, issued, and outstanding 10,000 shares                  15,000          15,000
   Additional paid-in capital                                              383,511         383,511
   Accumulated other comprehensive loss, net of tax                         18,454          49,499
   Retained earnings                                                     1,804,652       1,740,885
                                                                       -------------------------------
           Total stockholder's equity                                    2,221,617       2,188,895
                                                                       -------------------------------
           Total liabilities and stockholder's equity              $     3,271,322       3,127,797
                                                                       ===============================

See accompanying notes to unaudited interim financial statements.

FINANCIAL GUARANTY INSURANCE COMPANY

Statements of Income

March 31, 2003 and 2002

(Dollars in thousands)

                                                              Three months ended
                                                                   March 31
                                                     ---------------------------------
                                                           2003            2002
                                                     ---------------------------------
                                                                  (Unaudited)
Revenues:
  Gross premiums written                                   $48,458          37,812
  Ceded premiums written                                        63          (1,664)
                                                     ---------------------------------
                      Net premiums written                  48,521          36,148

  Increase in net unearned premiums                        (14,595)         (9,570)
                                                     ---------------------------------
                      Net premiums earned                   33,926          26,578

  Net investment income                                     29,851          28,862
  Net realized gains                                        29,978           7,630
  Other income                                                 --            4,487
                                                     ---------------------------------
                      Total revenues                        93,755          67,557
                                                     ---------------------------------
Expenses:
  Losses and loss adjustment expenses                       (2,700)         (4,959)
  Policy acquisition cost deferred                          (5,977)         (5,224)
  Amortization of deferred policy acquisition costs          4,277           4,674
  Other underwriting expenses                               14,563           9,880
                                                     ---------------------------------
                      Total expenses                        10,163           4,371
                                                     ---------------------------------
                      Income before provision for           83,592          63,186
                      federal income taxes
  Provision for federal income taxes                        19,825          15,349
                                                     ---------------------------------
                      Net income                           $63,767          47,837
                                                     =================================

See accompanying notes to unaudited interim financial statements.

FINANCIAL GUARANTY INSURANCE COMPANY

Statements of Cash Flows

March 31, 2003 and 2002

(Dollars in thousands)

                                                                 Three months ended
                                                                      March 31
                                                       -----------------------------------
                                                              2003              2002
                                                       -----------------------------------
                                                                     (Unaudited)
Operating activities:
 Net income                                                   $63,767          47,837
 Adjustments to reconcile net income to net cash
      provided by operating activities:
      Provision for deferred income taxes                         717           1,889
      Amortization of fixed maturity securities                 3,636           1,621
      Policy acquisition costs deferred                        (5,977)         (5,224)
      Amortization of deferred policy acquisition costs         4,277           4,674
      Depreciation of fixed assets                                  3              26
      Change in reinsurance receivable                            307             (46)
      Change in prepaid reinsurance premiums                    4,986           3,764
      Change in accrued investment income and prepaid
          expenses and other assets                              (647)             44
      Change in unearned premiums                               9,646           5,807
      Change in losses and loss adjustment expense
      reserves                                                 (3,297)         (4,791)
      Change in ceded reinsurance payable and accounts
          payable and accrued expenses                          4,046          (7,840)
      Change in current federal income taxes payable           14,663          23,746
      Net realized gains on investments                       (29,978)         (7,630)
                                                       ----------------------------------
           Net cash provided by operating activities           66,149          63,877
                                                       ----------------------------------
Investing activities:
 Sales or maturities of fixed maturity securities             713,051         393,735
 Purchases of fixed maturity securities                      (699,823)       (449,616)
 Net sales (purchases) of short-term investments             (168,386)        (33,551)
 Net of receivable for securities sold and payable for
      securities purchased                                     88,104          27,802
                                                       -----------------------------------
           Net cash used in investing activities              (67,054)        (61,630)
                                                       -----------------------------------
           Increase (decrease) in cash                           (905)          2,247
Cash at beginning of period                                     7,260             281
                                                       -----------------------------------
Cash at end of period                                          $6,355           2,528
                                                       ===================================

See accompanying notes to unaudited interim financial statements.

FINANCIAL GUARANTY INSURANCE COMPANY

Notes to Unaudited Interim Financial Statements

March 31, 2003 and 2002

(1)	Basis of Presentation

The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the three months ended March 31, 2003 and 2002, (b) the financial position at March 31, 2003 and December 31, 2002, and (c) cash flows for the three months ended March 31, 2003 and 2002.

These interim financial statements should be read in conjunction with the financial statements and related notes included in the 2002 audited financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)	Statutory Accounting Practices

The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices “prescribed or permitted” by the state insurance regulatory authorities. The Company’s statutory basis financial statements are prepared on the basis of accounting prescribed or permitted by the State of New York. A reconciliation of the Company’s net income and stockholder’s equity on a GAAP basis to the corresponding amounts on a statutory basis as of and for the three months ended March 31, 2003 and 2002 is as follows:

                                                Three months ended March 31
                                   --------------------------------------------------------
                                             2003                                 2002
                                   ----------------------------  --------------------------
                                                Stockholder's                Stockholder's
                                   Net income      equity      Net income       equity
                                   --------------------------------------------------------
GAAP basis amount                   $63,767     2,224,789         47,837     2,049,629
Premium revenue recognition           (858)     (207,253)          (393)     (211,810)
Deferral of acquisition costs       (1,700)      (73,051)          (550)      (72,250)
Contingency reserve                      --   (1,089,306)             --     (950,874)
Contingency reserve tax
  deduction                              --            --        (5,000)        23,700
Nonadmitted assets                       --      (28,621)             --         (412)
Case-basis loss reserves              (327)            87           (38)         (633)
Portfolio loss reserves             (1,000)        20,000             --            --
Deferral of income taxes                715        94,268          1,889        76,533
Unrealized (gains) losses on
  fixed maturity securities, net
  of tax                                 --      (18,996)             --        18,899
Recognition of profit commission        237       (7,393)          (600)       (8,820)
Unauthorized reinsurance                 --          (17)             --          (16)
Allocation of tax benefits due to                                     --            --
  Parent's net operating loss
  to the Company                         --        11,385             --        11,385
Contingency reserve tax
  deduction                              --       102,540             --        95,008
                                   --------------------------------------------------------
           Statutory basis
             amount                 $60,834     1,028,432         43,145     1,030,339
                                   ========================================================
(3)	Dividends

Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

•	Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $72.5 million in 2002.

•

Dividends may not exceed the lesser of 10% of its surplus or 100% of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

The Company did not declare dividends during the first three months of 2003 and 2002, respectively. A dividend of $100 million was paid during the fourth quarter of 2002. During 2003, $97.8 million in dividends are available for payment without prior approval of the State of New York Insurance Department.

(4)	Income Taxes

The Company’s effective Federal corporate tax rate (19.9% and 24.3% for the three months ended March 31, 2003 and 2002, respectively) is less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

(5)	Reinsurance

Net premiums earned are shown net of ceded premiums earned $4.9 million and $5.4 million, respectively, for the three months ended March 31, 2003 and 2002.

(6)	Comprehensive Income

Comprehensive income encompasses all changes in stockholder’s equity (except those arising from transactions with the stockholder) and includes net income, net unrealized capital gains or losses on available-for-sale securities, net of taxes, and foreign currency translation adjustments, net of taxes. The following is a reconciliation of comprehensive income:

                                                       Three months ended March 31
                                                       ---------------------------
                                                          2003          2002
                                                       ---------------------------
Net income                                                 $63,767       47,837
Other comprehensive income:
  Change in unrealized investment gains (losses),
    net of expense (benefit) of $(17,894) in 2003 and
    $(2,161) in 2002                                      (33,232)       (4,012)
  Change in foreign exchange gains (losses),
    net of expense (benefit) of $1,178 in 2003 and
    $(576) in 2002                                           2,187       (1,070)
                                                       ---------------------------
Comprehensive income                                       $32,722       42,755
                                                       ===========================

FINANCIAL GUARANTY INSURANCE COMPANY

Notes to Unaudited Interim Financial Statements

March 31, 2003 and 2002

(7)	Issued But Not Implemented Accounting Pronouncements

In January 2003, the FASB issued Financial Interpretation Number (FIN) 46, Consolidation of Variable Interest Entities, which the Company will adopt on July 1, 2003. FIN 46‘s consolidation criteria are based upon analysis of risks and rewards, not control, and represent a significant and complex modification of previous accounting principles. FIN 46 represents an accounting change not a change in the underlying economics associated with the transactions, which may be affected by the Interpretation. FIN 46 clarifies the consolidation criteria for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 requires variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risk among parties involved. Variable interest entities that effectively disperse risks will not be consolidated. FIN 46 requires disclosures for entities that have either a primary or significant variable interest in a variable interest entity.

As a part of its structured finance business, the Company insures debt obligations or certificates issued by special purposes entities. At March 31, 2003, the Company had approximately $1.4 billion of gross principal outstanding related to insurance contracts issued to commercial paper conduits - variable interest entities under FIN 46 - which the Company does not believe will require consolidation but which will require disclosure. With respect to the remainder of the structured finance transactions insured, the Company is continuing to evaluate the transactions, but does not currently believe any such transactions will require consolidation or disclosure under FIN 46.